                              P R O S P E C T U S



                                   MetLife(R)
                                 ASSET BUILDER

                                                            DECEMBER 6, 2001


METLIFE ASSET BUILDER VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and series of the New England Zenith Fund
("Zenith Fund"). For convenience, the portfolios and the series are referred to as "Portfolios" in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH INCOME               JANUS MID CAP
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AGGRESSIVE GROWTH
  METLIFE STOCK INDEX                        LOOMIS SAYLES HIGH YIELD BOND
  HARRIS OAKMARK LARGE CAP VALUE             RUSSELL 2000(R) INDEX
  T. ROWE PRICE LARGE CAP GROWTH             T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     LOOMIS SAYLES SMALL CAP
  (FORMERLY STATE STREET RESEARCH GROWTH)    STATE STREET RESEARCH AURORA SMALL CAP
  DAVIS VENTURE VALUE                        VALUE
  PUTNAM LARGE CAP GROWTH                    SCUDDER GLOBAL EQUITY
  METLIFE MID CAP STOCK INDEX                MORGAN STANLEY EAFE(R) INDEX
                                             PUTNAM INTERNATIONAL STOCK


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated
December 6, 2001. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 52 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
MetLife Asset Builder Unit
P.O. Box 500
Tulsa, OK 74121
Phone: (866) 438-6477


                          [SNOOPY WITH BRIEFCASE GRAPHIC]
The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund and Zenith Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4
TABLE OF EXPENSES..................... .....................    7
METLIFE.......................... ..........................   11
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........   11
VARIABLE ANNUITIES..................... ....................   11
   A Deferred Annuity.......................................   12
YOUR INVESTMENT CHOICES.................. ..................   12
DEFERRED ANNUITIES..................... ....................   14
   The Deferred Annuity and Your Retirement Plan............   14
   Automated Investment Strategies..........................   14
   Purchase Payments........................................   16
      Allocation of Purchase Payments.......................   16
      Automated Purchase Payments...........................   16
      Limits on Purchase Payments...........................   16
   The Value of Your Investment.............................   16
   Transfer Privilege.......................................   17
   Access to Your Money.....................................   18
      Systematic Withdrawal Program.........................   19
      Minimum Distribution..................................   20
   Charges..................................................   20
      Separate Account Charge...............................   20
      Investment-Related Charge.............................   21
   Premium and Other Taxes..................................   21
   Withdrawal Charges.......................................   22
   Free Look................................................   22
   Death Benefit............................................   22
   Income Pay-Out Options...................................   23
   Income Payment Types.....................................   24
   How The Variable Income Pay-Out Option Differs from Other
      Income Pay-Out Options................................   26
   Minimum Size of Your Income Payment......................   28
   Calculating Your Income Payments.........................   28
      Initial Income Payment................................   28
      Subsequent Income Payments............................   28
   Adjustment Factor........................................   29
      Investment Factor.....................................   29
      Determining the Investment Factor.....................   30
      Interest Factor.......................................   30

      Determining the Interest Factor..................................         31
      The Effect of the Adjustment Factor..............................         31
   Reallocation........................................................         32
      Charges..........................................................         33
GENERAL INFORMATION.......................... .........................         34
   Administration......................................................         34
      Purchase Payments................................................         34
      Confirming Transactions..........................................         34
      Processing Transactions..........................................         35
        By Telephone or Internet.......................................         35
        After Your Death...............................................         36
        Third Party Requests...........................................         36
        Valuation -- Suspension of Payments............................         36
   Advertising Performance.............................................         37
   Pay-In Phase........................................................         37
   Pay-Out Phase.......................................................         38
   Changes to Your Deferred Annuity....................................         39
   Voting Rights.......................................................         40
   Who Sells the Deferred Annuities....................................         41
   Financial Statements................................................         41
   Your Spouse's Rights................................................         41
   When We Can Cancel Your Deferred Annuity............................         41
INCOME TAXES............................. .............................         42
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..... ....         52
APPENDIX FOR PREMIUM TAX TABLE.................... ....................         53

MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you choose, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate, transfer or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Zenith Fund.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.

VALUATION DATE

The day on which we calculate your income payment or process a reallocation request. A valuation date is a day the Exchange is open for trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES


The following table shows Separate Account, Metropolitan Fund and Zenith Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund and Zenith Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund and Zenith Fund, which may be higher or lower. There are no fees for the Fixed Interest Account. The table does not show premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund and Zenith Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment. These examples assume that reimbursements of expenses were in effect.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund and Zenith Fund expenses for the fiscal year ending December 31, 2000:

CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED

  Sales Load Imposed on Purchases...........................                None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)................................................                None
  Exchange Fee..............................................                None
  Surrender Fee.............................................                None
  Annual Contract Fee.......................................                None
  Transfer Fee (8)..........................................                None
Separate Account Annual Expenses (as a percentage of average
  account value)(6)                                                 Minimum .45%
  In Pay-In Phase:..........................................        Maximum .95%
  In Pay-Out Phase:.........................................       Maximum 1.25%

METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets) (3)

                                                                      B
                                                     A          OTHER EXPENSES
                                                 MANAGEMENT         BEFORE
                                                    FEES        REIMBURSEMENT
------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio..................................       .25              .12
State Street Research Income Portfolio (1)...       .33              .05
State Street Research Diversified
  Portfolio (1)..............................       .43              .03
MetLife Stock Index Portfolio................       .25              .03
Harris Oakmark Large Cap Value
  Portfolio (1)..............................       .75              .19
T. Rowe Price Large Cap Growth
  Portfolio (1)..............................       .64              .14
State Street Research Investment Trust
  Portfolio (1)..............................       .47              .03
Putnam Large Cap Growth Portfolio (1)(4).....       .80              .59
MetLife Mid Cap Stock Index Portfolio (4)....       .25              .58
Neuberger Berman Partners Mid Cap Value
  Portfolio (1)..............................       .70              .19
Janus Mid Cap Portfolio (1)..................       .66              .04
State Street Research Aggressive Growth
  Portfolio (1)..............................       .69              .04
Loomis Sayles High Yield Bond Portfolio......       .70              .18
Russell 2000(R) Index Portfolio (2)..........       .25              .30
T. Rowe Price Small Cap Growth
  Portfolio (1)..............................       .52              .06
State Street Research Aurora Small Cap Value
  Portfolio (1)(4)...........................       .85              .20
Scudder Global Equity Portfolio (1)..........       .61              .17
Morgan Stanley EAFE(R) Index Portfolio (2)...       .30              .48
Putnam International Stock Portfolio (1).....       .90              .24

                                                   A+B=C                           C-D=E
                                               TOTAL EXPENSES                  TOTAL EXPENSES
                                                   BEFORE             D            AFTER
                                               REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  ----------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio..................................        .37              .00            .37
State Street Research Income Portfolio (1)...        .38              .00            .38
State Street Research Diversified
  Portfolio (1)..............................        .46              .00            .46
MetLife Stock Index Portfolio................        .28              .00            .28
Harris Oakmark Large Cap Value
  Portfolio (1)..............................        .94              .00            .94
T. Rowe Price Large Cap Growth
  Portfolio (1)..............................        .78              .00            .78
State Street Research Investment Trust
  Portfolio (1)..............................        .50              .00            .50
Putnam Large Cap Growth Portfolio (1)(4).....       1.39              .39           1.00
MetLife Mid Cap Stock Index Portfolio (4)....        .83              .38            .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (1)..............................        .89              .00            .89
Janus Mid Cap Portfolio (1)..................        .70              .00            .70
State Street Research Aggressive Growth
  Portfolio (1)..............................        .73              .00            .73
Loomis Sayles High Yield Bond Portfolio......        .88              .00            .88
Russell 2000(R) Index Portfolio (2)..........        .55              .00            .55
T. Rowe Price Small Cap Growth
  Portfolio (1)..............................        .58              .00            .58
State Street Research Aurora Small Cap Value
  Portfolio (1)(4)...........................       1.05              .00           1.05
Scudder Global Equity Portfolio (1)..........        .78              .00            .78
Morgan Stanley EAFE(R) Index Portfolio (2)...        .78              .08            .70
Putnam International Stock Portfolio (1).....       1.14              .00           1.14

                                                                B              A+B=C
                                               A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------
Davis Venture Value Portfolio (1)...          .75               .04              .79
Loomis Sayles Small Cap
  Portfolio (1)(5)..................          .90               .06              .96

                                                            C-D=E
                                                        TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                    D            AFTER
(as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------  -----------------------------
Davis Venture Value Portfolio (1)...           .00            .79
Loomis Sayles Small Cap
  Portfolio (1)(5)..................           .00            .96

EXAMPLE 1.
This example assumes a maximum Separate Account charge of .95% and shows the dollar amount of expenses you would bear directly or indirectly on a $1,000 investment assuming you surrender the contract, do not surrender the contract or you do not elect to annuitize (no withdrawal charges apply) and the underlying Portfolio earns a 5% annual return.

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division............      $14           $42          $ 73          $160
State Street Research Income Division.......................       14            42            73           161
State Street Research Diversified Division..................       14            45            78           170
MetLife Stock Index Division................................       13            39            68           150
Harris Oakmark Large Cap Value Division.....................       19            60           103           223
T. Rowe Price Large Cap Growth Division.....................       18            55            95           205
State Street Research Investment Trust Division.............       16            46            80           174
Davis Venture Value Division................................       18            55            95           207
Putnam Large Cap Growth Division............................       20            62           106           229
MetLife Mid Cap Stock Index Division........................       14            45            77           169
Neuberger Berman Partners Mid Cap Value Division............       19            58           100           217
Janus Mid Cap Division......................................       17            52            90           197
State Street Research Aggressive Growth Division............       17            53            92           200
Loomis Sayles High Yield Bond Division......................       19            58           100           216
Russell 2000(R) Index Division..............................       15            48            82           180
T. Rowe Price Small Cap Growth Division.....................       16            49            84           183
Loomis Sayles Small Cap Division............................       20            61           104           225
State Street Research Aurora Small Cap Value Division.......       21            63           109           234
Scudder Global Equity Division..............................       18            55            95           205
Morgan Stanley EAFE(R) Index Division.......................       17            52            90           197
Putnam International Stock Division.........................       21            66           113           244

EXAMPLE 2.
This example assumes a maximum Separate Account charge of 1.25% and shows the dollar amount of expense you would bear directly or indirectly on a $1,000 investment assuming you elect to annuitize and the underlying Portfolio earns a 5% annual return(7).

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division............      $16           $44          $ 69          $114
State Street Research Income Division.......................       16            44            69           115
State Street Research Diversified Division..................       17            47            72           120
MetLife Stock Index Division................................       15            42            65           109
Harris Oakmark Large Cap Value Division.....................       21            59            92           149
T. Rowe Price Large Cap Growth Division.....................       20            55            85           140
State Street Research Investment Trust Division.............       17            48            74           123
Davis Venture Value Division................................       20            55            86           140
Putnam Large Cap Growth Division............................       22            61            94           153
MetLife Mid Cap Stock Index Division........................       16            46            72           120
Neuberger Berman Partners Mid Cap Value Division............       21            58            90           146
Janus Mid Cap Division......................................       19            53            82           135
State Street Research Aggressive Growth Division............       19            54            83           137
Loomis Sayles High Yield Bond Division......................       21            58            89           146
Russell 2000(R) Index Division..............................       17            49            76           126
T. Rowe Price Small Cap Growth Division.....................       18            50            77           128
Loomis Sayles Small Cap Division............................       21            60            92           150
State Street Research Aurora Small Cap Value Division.......       22            62            96           156
Scudder Global Equity Division..............................       20            55            85           140
Morgan Stanley EAFE(R) Index Division.......................       19            53            82           135
Putnam International Stock Division.........................       23            64            99           161

(1) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
     PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.

(2) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST. EXPENSES EXCLUDE MANAGEMENT FEES, BROKERAGE FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES AND 12B-1 PLAN FEES (HEREAFTER "EXPENSES"). THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(3) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(4) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE UNDER THE DEFERRED ANNUITIES ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX PORTFOLIO, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(5) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES, OTHER THAN AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000. THIS PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE PORTFOLIO DOES NOT REFLECT THESE DEDUCTIONS.

(6) THE ANNUAL SEPARATE ACCOUNT CHARGE WILL BE STATED IN YOUR DEFERRED ANNUITY CONTRACT. THIS CHARGE MAY NOT EXCEED .95% IN THE PAY-IN PHASE (OR 1.25% IN THE PAY-OUT PHASE) OF YOUR AVERAGE VALUE (OR ALLOCATION) IN THE INVESTMENT DIVISIONS. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS.

(7)  THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY
     BENEFITS IS PURCHASED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS ANNUITIZED AT THE END OF THE PERIOD SHOWN. IN ADDITION, THE EXAMPLE ASSUMES A CONSTANT 7% SPECIFIED INTEREST RATE, THE
     SEPARATE ACCOUNT CHARGE (1.25%) AND EXPENSES AFTER REIMBURSEMENT.

(8) THE DEFERRED ANNUITY IS NOT DESIGNED TO PERMIT MARKET TIMING. ACCORDINGLY, WE RESERVE THE RIGHT TO CHARGE A TRANSFER FEE.

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary.

These payments vary based upon investment performance and market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.

The pay-out phase begins when you either take all of your money out of the account or you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

YOUR INVESTMENT CHOICES
The Metropolitan Fund and the Zenith Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Zenith Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees.
The investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide.




     The group Deferred Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.



   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive.



    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                           [SNOOPY READING MENU GRAPHIC]
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Income Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
State Street Research Investment Trust Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Janus Mid Cap Portfolio
State Street Research Aggressive Growth Portfolio
Loomis Sayles High Yield Bond Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
State Street Research Aurora Small Cap Value Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio

Some of the investment choices may not be available under the terms of the Deferred Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Zenith Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.
The Metropolitan Fund and the Zenith Fund are each a "series" type fund registered with the Securities and Exchange Commission as an

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

"open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund or the Zenith Fund.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified           * Roth IRAs (Roth
  * Traditional IRA           Individual
    (Individual               Retirement
    Retirement                Annuities)
    Annuities)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
 14

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.
The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals

[SAFE GRAPHIC]
[SCALE GRAPHIC]
[PIE CHART GRAPHIC]
[GLOBE GRAPHIC]

[HOUR GLASS GRAPHIC]
of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws or regulatory requirements;

*   Our right to limit the total of your purchase payments to $500,000.

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate (currently, 3.00%); or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $500,000).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments. 16

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525
(50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate (currently, 3.00%); or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $500,000).

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year; (3) limit the dollar amount that may be transferred at any one time; (4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and
(2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all

You may transfer money within your contract. You will not incur current taxes on your earnings as a result of transferring your money.
Income taxes and tax penalties may apply to any withdrawal you make.
 18
information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request. Each payment must be at least $50.
If you would like to receive your systematic withdrawal payment by the first of the month, you should request that the payment date be the 20th day of the month.

Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.
CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Separate Account charge, and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE

You pay an annual Separate Account charge that, during the pay-in phase, will not exceed .95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:

*   The nature of the group

* The method by which sales will be made to the individuals associated with the group

*   The facility by which premiums will be paid

*   The group's capabilities with respect to administrative tasks
*   Our anticipated persistency of the contracts

Your Account Balance will be reduced by the amount of your systematic withdrawal payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.
 20

*   The size of the group and the number or years it has been in existence

* The aggregate amount of premiums we expect to be paid on the contracts owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contractholder.

This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. None of the shares available to the Deferred Annuity has 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.
PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited, to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.
DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

*   The total of all of your purchase payments less any partial withdrawals; or

* Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary; less any later partial withdrawals, fees and charges.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of the end of your fifth contract and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract.

Where there are multiple beneficiaries, we will value the death benefit as of the time the first beneficiary submits the necessary documentation in good order. However, each beneficiary may thereafter generally treat his or her portion of the death benefit as a separate share.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.
INCOME PAY-OUT OPTIONS
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states.

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; or

*   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES

We provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your pay-out phase:

* Owner: the person or entity which has all rights including the right to direct who receives payment. (Typically, the owner under a group contract permits the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the owner dies.
Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment types are currently




                                                                         [SNOOPY
                                                                      SUNBATHING
                                                                        GRAPHIC]



      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.
                     Many times the Owner and the Annuitant are the same person. 24 available. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

[SNOOPY UNDER PALM]

HOW THE VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by this variable annuity does not fall squarely in either of these traditional categories.

A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. The Fixed Income Option works like a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Fixed Income Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

                                                         [HOURGLASS WITH DOLLAR]
 26

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between the Fixed Income Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

COMPARISON

                  TRADITIONAL FIXED  TRADITIONAL VARIABLE       METLIFE ASSET BUILDER
                   INCOME PAY-OUT       INCOME PAY-OUT         INCOME VARIABLE PAY-OUT
FEATURE                OPTION               OPTION                     OPTION
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than                  rates)
                                     a fixed annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Transfers         Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including Fixed
Income Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Permitted
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

CALCULATING YOUR INCOME PAYMENTS
The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payments goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. This hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment
Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate
Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

The adjustment factor has two components: the investment factor and the interest factor.

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment
The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same
Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

     The interest factor changes based on fluctuations in the specified interest rate.

 Each investment division has a different investment factor. The interest factor is the same for all investment divisions.
 30

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease. If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATION
You can reallocate among investment divisions and the Fixed Income Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* For each investment division (or Fixed Income Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

* The investment divisions (or Fixed Income Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

We may require that you use our forms to make reallocations.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

We reserve the right to (1) defer a reallocation at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law;
(2) limit the number of reallocations you may make each contract year; (3) limit the dollar amount that may be reallocated at any one time; (4) charge a reallocation fee; and (5) impose limitations and modification where exercise of the reallocation privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed written request to make the reallocation.

Your reallocation request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other reallocation requests in good order will be processed on the next business day.

[WOODSTOCK AND SCALES]

[WOODSTOCK AND SCALES]
 32

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

CHARGES
You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 1.25% of the average value of the amounts in the investment divisions.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value is not calculated or that is not a valuation date, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

         Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.
 34

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments

*   Payment reallocations under the pay-out option.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value or net investment performance is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse or is a beneficiary under a Traditional IRA Deferred Annuity, the beneficiary may continue the contract; in that case we will follow the instructions of the beneficiary. The beneficiary may choose among any of the automated investment strategies. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We determine the Accumulation Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the amount you receive on the next valuation date. All transactions in the pay-out phase are processed on the next valuation date.

All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION UNIT VALUE is calculated by determining the percentage change in the value of an accumulation unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

We may also show change in accumulation unit value with the applicable lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation, we may assume that certain Deferred Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund and Zenith Fund Portfolios. We use the actual accumulation unit data after the inception date.

Past performance is no guarantee of future results.

PAY-OUT PHASE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Zenith

Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund and Zenith Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or the Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

All Deferred Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay may range up to 3% of purchase payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.
WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY

We may cancel your Deferred Annuity only if we do not receiveany purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and
*   pay-out option you elect.

                                                  [SNOOPY WITH TAX BILL GRAPHIC]
Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
 42

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                 Type of Contract
                                         ---------------------------------
                                            Non            Trad.      Roth
                                         Qualified          IRA       IRA
                                         ---------         -----      ----
In a series of substantially equal payments
made annually (or more frequently)
for life or life expectancy (SEPP)            x               x         x
After you die                                 x               x         x
After you become totally disabled
(as defined in the Code)                      x               x         x
To pay deductible medical expenses                            x         x
To pay medical insurance premiums
if you are unemployed                                         x
To pay for qualified higher education expenses, or            x
For qualified first time home purchases up to
$10,000                                                       x
After separation from service if
you are over age 55                                                     x
After December 31, 1999 for IRS levies                        x         x
Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                  x

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning SEPP payments whichever is later will generally result in the retroactive imposition of the 10% penalty with interest.


[PIGGY BANK GRAPHIC]

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
 44

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or reallocations from an investment division to the Fixed Interest Account or Fixed Income Option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made pursuant to a pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where reallocations are permitted between investment divisions or between an investment division and a fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

These rules also apply to income payments made to your beneficiary as a death benefit.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.

If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.

If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
 46

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has not yet reviewed the contract for qualification as a Traditional or Roth IRA, nor has it addressed in a ruling of general applicability whether a death benefit exceeding the greater of the purchase payments or the account balance at the time of death conforms with IRA qualification requirements. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the contract as a Traditional IRA or Roth IRA.

The recently enacted Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

* increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding expanded portability and tax-free rollover opportunities.

*   All these changes are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

*   You must be both the owner and the annuitant under the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.

* You can transfer your IRA proceeds to a similar IRA or other eligible retirement plan under the Code (or a SIMPLE IRA to a

Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

    Traditional IRA after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissable rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or an amount specified by the Code. Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissable rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

Required minimum distribution proposed regulations were amended in January 2001. You have the option to satisfy either the pre-2001 or post-2000 rules for any distribution attributable to the 2001 tax year.

                    In some cases, your purchase payments may be tax deductible. 48

Please consult your tax adviser if you intend to take a distribution from your contract during the 2001 tax year.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax adviser.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Also, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan permitted under the tax law.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code. You may contribute up to the annual contribution limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

married couples filing jointly). Purchase payment limits are phased out if your income is between:

       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis.

    For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES.............. ..............     2
CALCULATING YOUR INCOME PAYMENTS......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     5
VOTING RIGHTS................... ...................     6
ERISA....................... .......................     7
TAXES....................... .......................     8
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....    13
FINANCIAL STATEMENTS OF METLIFE.......... ..........    60

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.

                                                    Non-Qualified
                                    IRA Deferred    Deferred
                                    Annuities(1)    Annuities
California......................    0.5%(2)         2.35%
Maine...........................    --              2.0%
Nevada..........................    --              3.5%
Puerto Rico.....................    1.0%            1.0%
South Dakota....................    --              1.25%
West Virginia...................    1.0%            1.0%
Wyoming.........................    --              1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."

(2) WITH RESPECT TO DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2001 METROPOLITAN LIFE INSURANCE COMPANY

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and New
    England Zenith Fund

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
MetLife Asset Builder Unit
P.O. Box 500
Tulsa, OK 74121

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                                   MetLife(R)


                    01-029    LD#E01128VSB (esp1203)MLIC-LD

 Metropolitan Life Insurance Company, One Madison Ave, New York, NY 10010-3690

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy--A Beagle dog
Woodstock--A small bird


                                               PAGE
                                            ----------
 1.  Snoopy as MetLife Representative
     with briefcase straightening bow
     tie................................    First page
 2.  Snoopy in suit with pointer........    Page 4        Important Terms You Should Know
 3.  Snoopy reading menu at restaurant
     table..............................    Page 13       Your Investment Choices
 4.  The Equity Generator (Service Mark)
     icon--Safe with arrow pointing to
     three dimensional graph............    Page 15       The Equity Generator
 5.  The Equalizer (Service Mark)
     icon--A balancing scale............    Page 15       The Equalizer
 6.  The Rebalancer (Service Mark)
     icon--A pie chart with arrows
     around circumference...............    Page 15       The Rebalancer
 7.  The Index Selector (Service Mark)
     icon--A world globe with arrows
     around it..........................    Page 15       The Index Selector
 8.  The Allocator (Service Mark)
     icon--A hourglass with safe in top
     portion with arrow to a three
     dimensional chart in the bottom
     portion............................    Page 15       The Allocator
 9.  Snoopy in an innertube with a
     drink..............................    Page 24       Income Pay-Out Options
10.  Snoopy on beach with drink and
     sunglasses relaxing in lounge
     chair..............................    Page 25       Income Payment Types
11.  Hourglass with dollar bill being
     shredded into bottom of glass with
     "inflation" written on it..........    Page 26       Income Pay-out Options
12.  Woodstock in middle of balance
     scale with "Interest Factor" going
     up and "Investment Factor" going
     down...............................    Page 32       Income Payment Calculations
13.  Snoopy shaking Woodstock's hand
     with a briefcase...................    Page 41       Who sells the Deferred Annuities
14.  "Uncle Sam" Snoopy with "tax bill"
     in hand............................    Page 42       Income Taxes
15.  Piggy Bank with "Do Not Open Until
     Age 59 1/2" on its side............    Page 43       Income Taxes General